SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2006

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	0-25233	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

BankFinancial Corporation (the “Company”) will review second quarter 2006 results in a conference call and webcast for stockholders and analysts on Tuesday, August 15, 2006 at 9:30 a.m. Central Time.

The conference call may be accessed by calling (866) 314-9013 and using participant passcode 60460691. The conference call will be simultaneously webcast at www.bankfinancial.com, under Stockholder Information.

A copy of the Company’s Second Quarter 2006 Financial Review and the summary Earnings Release is scheduled to be available on the Company’s website, under Stockholder Information, on the evening of August 14, 2006.

A copy of the press release announcing the conference call is attached as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

The Index of Exhibits immediately precedes the attached exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANKFINANCIAL CORPORATION

DATE: August 8, 2006	By:	/s/ Paul A. Cloutier
Paul A. Cloutier
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description
99	Press Release of BankFinancial Corporation